Related party transactions	12 Months Ended
Dec. 31, 2017
Related Party Transactions [Abstract]
Related party transactions
4.	Related party transactions:
(a)	At December 31, 2017, the Company had $36,100,000 (2016 – $62,414,000) due from GCI recorded as loans to affiliate. This amount includes the following:
•

The Company had $36,100,000 (2016 – $57,266,000) due from GCI for payments made in connection with vessels that GCI will acquire pursuant to a right of first refusal. These loans bear interest at rates ranging from 5% to 6% per annum. The Company may request repayment of these loans with 45 days’ notice.

•	There was no outstanding interest receivable on these amounts (2016 – $5,148,000).

At December 31, 2017, the Company had no amounts (2016 – $6,385,000) due from GCI included in accounts receivable and $1,385,500 (2016 – $2,780,000) due to GCI included in accounts payable and accrued liabilities.

At December 31, 2017, the Company had $318,500 (2016 – $655,000) due from other related parties included in accounts receivable and no amounts (2016 – $1,395,000) due to other related parties included in accounts payable and accrued liabilities.

(b)	The Company incurred the following income or expenses with related parties:

	2017	2016	2015
Fees paid:
Arrangement fees	$1,872	$7,598	$8,627
Transaction fees	2,262	6,317	9,506
Income earned:
Interest income	2,677	7,513	10,614
Management fees	4,447	4,266	3,154
Supervision fees	1,300	7,800	1,950

The income or expenses with related parties relate to amounts paid to or received from individuals or entities that are associated with the Company’s directors (and a former director) or officers and these transactions are governed by pre-arranged contracts.

Arrangement fees are paid to a company controlled by a former director in connection with services associated with debt or lease financings and were generally recorded as deferred financing fees and amortized over the term of the related debt or lease. The former director resigned from the board of directors in April 2017 and the agreement governing the arrangement fees was terminated.  Pursuant to the termination of the agreement, the Company will pay arrangement fees for any financings in process as at April 10, 2017 and completed prior to December 31, 2017.  In addition, the Company paid a termination fee of $6,250,000 with 945,537 of its common shares which is included in Other expenses.

Transaction fees were paid to the Company’s chief executive officer in connection with services he provided related to newbuild contracts and purchase or sale contracts, and these fees are capitalized to vessels. In April 2017, the chief executive officer’s employment agreement was amended to eliminate transaction fees on future newbuild contracts and purchase or sale contracts entered into after April 9, 2017.

Arrangement fees and transaction fees were generally paid either in cash or, at the Company’s discretion, a combination of cash and up to 50% in the Company’s common shares.  In April 2017, it was agreed that all transaction fees will be paid 100% in the Company’s common shares

Interest income is earned on loans to affiliate.

Management fees are earned from GCI for the management of GCI’s vessels and are included in revenue.

Supervision fees are earned from GCI for the management of GCI’s newbuild vessels and are included in revenue.